EXHIBIT 99
HSBC Finance Corporation
Quarterly Financial Supplement — December 31, 2005

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

      This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Annual Report on Form 10-K.
      See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.
      Managed basis reporting We have historically monitored our operations and evaluated trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and remain on our balance sheet. This is because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations and make decisions about allocating resources such as capital on a managed basis.
      When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization related revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.
      Debt analysts, rating agencies and fixed income investors have also historically evaluated our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables such investors and other interested parties to better understand the performance and quality of our entire loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge.
      Operating results, percentages and ratios Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding certain nonrecurring items shown in the table below. These nonrecurring items are also excluded in calculating our operating basis efficiency ratios. We believe that excluding these nonrecurring items helps readers of our financial statements to better understand the results and trends of our underlying business. See our Annual Report for 2005 on Form 10-K for further discussion of these items.
      A reconciliation of net income to operating net income follows:

	Three Months Ended			Twelve Months Ended

	12/31/05	9/30/05	12/31/04	12/31/05	12/31/04

	(in millions)
Net income	$393	$281	$712	$1,772	$1,940
Gain on bulk sale of private label receivables, after-tax	—	—	(423)	—	(423)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	—	—	121	—	121

Operating net income	$393	$281	$410	$1,772	$1,638

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Three Months

				% Change from
	Three Months Ended			Prior

	12/31/05	9/30/05	12/31/04	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,725	$3,402	$3,001	9.5%	24.1%
Interest expense:
HSBC affiliates	206	222	130	(7.2)	58.5
Non-affiliates	1,221	1,017	788	20.1	54.9

Net interest income	2,298	2,163	2,083	6.2	10.3
Provision for credit losses	1,310	1,361	1,286	(3.7)	1.9

Net interest income after provision for credit losses	988	802	797	23.2	24.0

Other revenues:
Securitization related revenue	31	41	127	(24.4)	(75.6)
Insurance revenue	239	229	221	4.4	8.1
Investment income	35	33	30	6.1	16.7
Derivative income (expense)	(34)	(53)	263	(35.8)	(100+ )
Fee income	469	439	282	6.8	66.3
Taxpayer financial services revenue (expense)	17	(1)	8	100+	100+
Gain on receivable sales to HSBC affiliates	105	99	677	6.1	(84.5)
Servicing fees from HSBC affiliates	106	102	13	3.9	100+
Other income	175	213	137	(17.8)	27.7

Total other revenues	1,143	1,102	1,758	3.7	(35.0)

Costs and expenses:
Salaries and employee benefits	536	513	472	4.5	13.6
Sales incentives	108	117	104	(7.7)	3.8
Occupancy and equipment expenses	82	83	86	(1.2)	(4.7)
Other marketing expenses	170	196	199	(13.3)	(14.6)
Other servicing and administrative expenses	235	149	209	57.7	12.4
Support services from HSBC affiliates	237	226	194	4.9	22.2
Amortization of intangibles	65	90	85	(27.8)	(23.5)
Policyholders’ benefits	109	109	113	—	(3.5)

Total costs and expenses	1,542	1,483	1,462	4.0	5.5

Income before income tax expense	589	421	1,093	39.9	(46.1)
Income tax expense	196	140	381	40.0	(48.6)

Net income	$393	$281	$712	39.9%	(44.8)%

Gain on bulk sale of private label receivables, after-tax	—	—	(423)	—	100.0
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	—	—	121	—	(100.0)

Operating net income(1)	$393	$281	$410	39.9%	(4.1)%

(1)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

Securitization Related Revenue

	Three Months Ended

	12/31/05	9/30/05	12/31/04

	(in millions)
Net initial gains(1)	$—	$—	$—
Net replenishment gains(1)	19	38	69
Servicing revenue and excess spread	12	3	58

Total	$31	$41	$127

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

Three Months Ended

	12/31/05	9/30/05	12/31/04

(in millions)
Auto finance	$—	$—	$—
MasterCard/ Visa(1)	—	—	—
Private label	—	—	—

Total	$—	$—	$—

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Twelve Months

	Twelve Months Ended

	12/31/05	12/31/04	% Change

	(dollars are in millions)
Finance and other interest income	$13,216	$10,945	20.7%
Interest expense:
HSBC affiliates	713	343	100+
Non-affiliates	4,119	2,800	47.1

Net interest income	8,384	7,802	7.5
Provision for credit losses	4,543	4,334	4.8

Net interest income after provision for credit losses	3,841	3,468	10.8

Other revenues:
Securitization related revenue	211	1,008	(79.1)
Insurance revenue	918	839	9.4
Investment income	134	137	(2.2)
Derivative income	249	511	(51.3)
Fee income	1,568	1,091	43.7
Taxpayer financial services revenue	277	217	27.6
Gain on bulk sale of private label receivables	—	663	(100.0)
Gain on receivable sales to HSBC affiliates	413	39	100+
Servicing fees from HSBC affiliates	409	24	100+
Other income	652	544	19.9

Total other revenues	4,831	5,073	(4.8)

Costs and expenses:
Salaries and employee benefits	2,072	1,886	9.9
Sales incentives	397	363	9.4
Occupancy and equipment expenses	334	323	3.4
Other marketing expenses	731	636	14.9
Other servicing and administrative expenses	785	868	(9.6)
Support services from HSBC affiliates	889	750	18.5
Amortization of intangibles	345	363	(5.0)
Policyholders’ benefits	456	412	10.7

Total costs and expenses	6,009	5,601	7.3

Income before income tax expense	2,663	2,940	(9.4)
Income tax expense	891	1,000	(10.9)

Net income	$1,772	$1,940	(8.7)%

Gain on bulk sale of private label receivables, after-tax	—	(423)	100.0
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	—	121	(100.0)

Operating net income(1)	$1,772	$1,638	8.2%

(1)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

Securitization Related Revenue

	Twelve Months Ended

	12/31/05	12/31/04

	(in millions)
Net initial gains(1)	$—	$25
Net replenishment gains(1)	154	414
Servicing revenue and excess spread	57	569

Total	$211	$1,008

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

	Twelve Months Ended

	12/31/05	12/31/04

	(in millions)
Auto finance	$—	$—
MasterCard/ Visa	—	550
Private label	—	190

Total	$—	$740

HSBC Finance Corporation

RECEIVABLES ANALYSIS
End-of-Period Receivables

				% Change from
				Prior

	12/31/05	9/30/05	12/31/04	Qtr.	Year

	(dollars are in millions)
Owned receivables:
Real estate secured	$82,826	$78,130	$64,820	6.0%	27.8%
Auto finance	10,704	10,137	7,544	5.6	41.9
MasterCard/ Visa	24,110	18,974	14,635	27.1	64.7
Private label(1)	2,520	2,777	3,411	(9.3)	(26.1)
Personal non-credit card	19,545	18,484	16,128	5.7	21.2
Commercial and other	208	220	317	(5.5)	(34.4)

Total owned receivables	139,913	128,722	106,855	8.7	30.9

Receivables serviced with limited recourse:
Real estate secured	—	—	81	—	(100.0)
Auto finance	1,192	1,474	2,679	(19.1)	(55.5)
MasterCard/ Visa	1,875	3,615	7,583	(48.1)	(75.3)
Private label(1)	—	—	—	—	—
Personal non-credit card	1,007	1,670	3,882	(39.7)	(74.1)

Total receivables serviced with limited recourse	4,074	6,759	14,225	(39.7)	(71.4)

Managed receivables:(2)
Real estate secured	82,826	78,130	64,901	6.0	27.6
Auto finance	11,896	11,611	10,223	2.5	16.4
MasterCard/ Visa	25,985	22,589	22,218	15.0	17.0
Private label(1)	2,520	2,777	3,411	(9.3)	(26.1)
Personal non-credit card(3)	20,552	20,154	20,010	2.0	2.7
Commercial and other	208	220	317	(5.5)	(34.4)

Total managed receivables	$143,987	$135,481	$121,080	6.3%	18.9%

(1)	On December 29, 2004, we sold $12.2 billion of domestic private label receivables ($15.6 billion on a managed basis) to HSBC Bank USA, N.A.

(2)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(3)	Personal non-credit card receivables are comprised of the following:

	12/31/05	9/30/05	12/31/04

	(in millions)
Domestic personal unsecured	$12,190	$11,571	$10,725
Union Plus personal unsecured	333	374	474
Personal homeowner loans	4,384	4,360	4,582
Foreign unsecured	3,645	3,849	4,229

Total	$20,552	$20,154	$20,010

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

							% Change
	Three Months Ended						from Prior

	12/31/05	(2)	9/30/05	(2)	12/31/04	(2)	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,933	10.88%	$3,671	10.89%	$3,601	10.64%	7.1%	9.2%
Interest expense	1,502	4.15	1,331	3.95	1,050	3.10	12.8	43.0

Net interest income	2,431	6.73%	2,340	6.94%	2,551	7.54%	3.9	(4.7)
Provision for credit losses	1,358		1,338		1,305		1.5	4.1

Net interest income after provision for credit losses	$1,073		$1,002		$1,246		7.1%	(13.9)%

Other revenues:
Insurance revenue	$239		$229		$221		4.4%	8.1%
Investment income	35		33		30		6.1	16.7
Fee income	510		497		437		2.6	16.7
Securitization related revenue	(95)		(217)		(477)		(56.2)	(80.1)
Derivative income (expense)	(34)		(53)		263		(35.8)	(100+ )
Taxpayer financial services revenue (expense)	17		(1)		8		100+	100+
Gain on receivable sales to HSBC affiliates	105		99		677		6.1	(84.5)
Servicing fees from HSBC affiliates	106		102		13		3.9	100+
Other income	175		213		137		(17.8)	27.7

Total other revenues	$1,058		$902		$1,309		17.3%	(19.2)%

Average managed receivables
Real estate secured	$81,332		$74,369		$61,543		9.4%	32.2%
Auto finance	11,771		11,230		10,052		4.8	17.1
MasterCard/ Visa	24,248		22,536		21,221		7.6	14.3
Private label	2,708		2,840		17,858		(4.6)	(84.8)
Personal non-credit card	20,324		19,944		19,593		1.9	3.7
Commercial and other	217		234		321		(7.3)	(32.4)
Purchase accounting fair value adjustments	83		116		243		(28.4)	(65.8)

Average managed receivables	$140,683		$131,269		$130,831		7.2%	7.5%
Average noninsurance investments	3,176		2,868		3,889		10.7	(18.3)
Other interest-earning assets	686		680		660		.9	3.9

Average managed interest-earning assets	$144,545		$134,817		$135,380		7.2%	6.8%

Selected Financial Ratios:
Return on average managed assets	1.01%		.75%		1.87%		34.7%	(46.0)%
Efficiency ratio	42.40		43.86		36.00		(3.3)	17.8
Net interest margin	6.73		6.94		7.54		(3.0)	(10.7)
Risk adjusted revenue	6.81		7.34		8.37		(7.2)	(18.6)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Twelve Months

	Twelve Months Ended

	12/31/05	(2)	12/31/04	(2)	% Change

	(dollars are in millions)
Finance and other interest income	$14,483	10.83%	$13,928	10.83%	4.0%
Interest expense	5,207	3.89	3,671	2.86	41.8

Net interest income	9,276	6.94%	10,257	7.97%	(9.6)
Provision for credit losses	4,650		4,522		2.8

Net interest income after provision for credit losses	4,626		$5,735		(19.3)%

Other revenues:
Insurance revenue	$918		$839		9.4%
Investment income	134		137		(2.2)
Fee income	1,831		1,836		(.3)
Securitization related revenue (expense)	(837)		(2,004)		(58.2)
Derivative income	249		511		(51.3)
Taxpayer financial services revenue	277		217		27.6
Gain on receivable sales to HSBC affiliates	413		702		(41.2)
Servicing fees from HSBC affiliates	409		24		100+
Other income	652		544		19.9

Total other revenues	$4,046		$2,806		44.2%

Average managed receivables
Real estate secured	$73,120		$56,462		29.5%
Auto finance	10,937		9,432		16.0
MasterCard/ Visa	22,694		20,674		9.8
Private label	2,948		17,579		(83.2)
Personal non-credit card	19,956		18,986		5.1
Commercial and other	255		354		(28.0)
Purchase accounting fair value adjustments	134		319		(58.0)

Average managed receivables	$130,044		$123,806		5.0%
Average noninsurance investments	3,018		4,203		(28.2)
Other interest-earning assets	676		650		4.0

Average managed interest-earning assets	$133,738		$128,659		3.9%

Selected Financial Ratios:
Return on average managed assets	1.19%		1.33%		(10.5)%
Efficiency ratio	43.16		41.02		5.2
Net interest margin	6.94		7.97		(12.9)
Risk adjusted revenue	7.18		7.30		(1.6)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

CREDIT QUALITY/ CREDIT LOSS RESERVES — MANAGED BASIS(1)
Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	12/31/05	9/30/05	12/31/04

Real estate secured	2.72%	2.51%	2.97%
Auto finance	2.76	2.67	2.96
MasterCard/ Visa(2)	3.52	4.13	3.98
Private label	5.43	5.22	4.13
Personal non-credit card	9.54	9.36	9.30

Total	3.89%	3.87%	4.24%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	12/31/05	9/30/05	12/31/04

Real estate secured	.66%	.75%	1.04%
Auto finance	4.40	4.41	4.47
MasterCard/ Visa(3)	7.85	6.11	7.54
Private label(3)	5.60	5.35	9.22
Personal non-credit card	7.59	8.15	8.55

Total	3.31%	3.21%	4.61%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	.78%	.88%	1.17%

Credit Loss Reserves

	12/31/05	9/30/05	12/31/04

	(in millions)
Reserves for managed receivables at beginning of quarter	$4,571	$4,281	$5,199
Provision for credit losses	1,358	1,338	1,305
Charge-offs	(1,297)	(1,185)	(1,632)
Recoveries	134	133	130
Other, net	(30)	4	(487)

Reserves for managed receivables at end of quarter	$4,736	$4,571	$4,515

Reserves as a percent of managed receivables	3.29%	3.37%	3.73%

Nonperforming Assets

	12/31/05	9/30/05	12/31/04

	(in millions)
Nonaccrual managed receivables	$3,709	$3,541	$3,558
Accruing managed receivables 90 or more days delinquent	642	604	607
Renegotiated commercial loans	—	—	2

Total nonperforming managed receivables	4,351	4,145	4,167
Real estate owned	510	462	587

Total nonperforming assets	$4,861	$4,607	$4,754

Managed credit loss reserves as a percent of nonperforming managed receivables	108.8%	110.3%	108.4%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	In December 2005, we completed the acquisition of Metris which included receivables of $5.3 billion. Excluding the receivables from the Metris acquisition from this calculation, our consumer delinquency ratio for our MasterCard/ Visa portfolio was 3.79% and total consumer delinquency was 3.95%.

(3)	The adoption of charge-off policies in accordance with the Uniform Retail Credit Classification and Account Management Policy issued by the Federal Financial Institutions Examination Council for our domestic private label (excluding retail sales contracts at our consumer lending business) and our MasterCard and Visa portfolios in December 2004 increased private label net charge-offs by $197 million (442 basis points), MasterCard/ Visa net charge-offs by $5 million (10 basis points) and total consumer net charge-offs by $202 million (62 basis points) during the quarter ended December 31, 2004.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

	Three Months Ended 12/31/05			Three Months Ended 9/30/05			Three Months Ended 12/31/04

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$3,725	$208	$3,933	$3,402	$269	$3,671	$3,001	$600	$3,601
Interest expense	1,427	75	1,502	1,239	92	1,331	918	132	1,050

Net interest income	2,298	133	2,431	2,163	177	2,340	2,083	468	2,551
Provision for credit losses	1,310	48	1,358	1,361	(23)	1,338	1,286	19	1,305

Net interest income after provision for credit losses	$988	$85	$1,073	$802	$200	$1,002	$797	$449	$1,246
Other revenues:
Securitization related revenue	$31	$(126)	$(95)	$41	$(258)	$(217)	$127	$(604)	$(477)
Insurance revenue	239	—	239	229	—	229	221	—	221
Investment income	35	—	35	33	—	33	30	—	30
Fee income	469	41	510	439	58	497	282	155	437
Derivative income (expense)	(34)	—	(34)	(53)	—	(53)	263	—	263
Taxpayer financial services revenue (expense)	17	—	17	(1)	—	(1)	8	—	8
Gain on receivable sales to HSBC affiliates	105	—	105	99	—	99	677	—	677
Servicing fees from HSBC affiliates	106	—	106	102	—	102	13	—	13
Other income	175	—	175	213	—	213	137	—	137

Total other revenues	$1,143	$(85)	$1,058	$1,102	$(200)	$902	$1,758	$(449)	$1,309
Average receivables:
Real estate secured	$81,332	$—	$81,332	$74,369	$—	$74,369	$61,445	$98	$61,543
Auto finance	10,420	1,351	11,771	9,585	1,645	11,230	7,191	2,861	10,052
MasterCard/ Visa	21,143	3,105	24,248	18,442	4,094	22,536	13,009	8,212	21,221
Private label	2,708	—	2,708	2,840	—	2,840	14,349	3,509	17,858
Personal non-credit card	19,023	1,301	20,324	17,904	2,040	19,944	15,671	3,922	19,593
Commercial and other	217	—	217	234	—	234	321	—	321
Purchase accounting fair value adjustments	83	—	83	116	—	116	243	—	243

Average receivables	$134,926	$5,757	$140,683	$123,490	$7,779	$131,269	$112,229	$18,602	$130,831
Average noninsurance investments	3,176	—	3,176	2,868	—	2,868	3,889	—	3,889
Other interest-earning assets	686	—	686	680	—	680	660	—	660

Average interest-earning assets	$138,788	$5,757	$144,545	$127,038	$7,779	$134,817	$116,778	$18,602	$135,380
Net interest income as a percentage of average interest-earning assets	6.62%	9.24%	6.73%	6.81%	9.10%	6.94%	7.13%	10.06%	7.54%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Twelve Months

	Twelve Months Ended 12/31/05			Twelve Months Ended 12/31/04

		Serviced with			Serviced
		Limited			with Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$13,216	$1,267	$14,483	$10,945	$2,983	$13,928
Interest expense	4,832	375	5,207	3,143	528	3,671

Net interest income	8,384	892	9,276	7,802	2,455	10,257
Provision for credit losses	4,543	107	4,650	4,334	188	4,522

Net interest income after provision for credit losses	$3,841	$785	$4,626	$3,468	$2,267	$5,735
Other revenues:
Securitization related revenue	$211	$(1,048)	$(837)	$1,008	$(3,012)	$(2,004)
Insurance revenue	918	—	918	839	—	839
Investment income	134	—	134	137	—	137
Fee income	1,568	263	1,831	1,091	745	1,836
Derivative income	249	—	249	511	—	511
Taxpayer financial services revenue	277	—	277	217	—	217
Gain on receivable sales to HSBC affiliates	413	—	413	702	—	702
Servicing fees from HSBC affiliates	409	—	409	24	—	24
Other income	652	—	652	544	—	544

Total other revenues	$4,831	$(785)	$4,046	$5,073	$(2,267)	$2,806
Average receivables:
Real estate secured	$73,097	$23	$73,120	$56,303	$159	$56,462
Auto finance	9,074	1,863	10,937	5,785	3,647	9,432
MasterCard/ Visa	17,823	4,871	22,694	11,575	9,099	20,674
Private label	2,948	—	2,948	13,029	4,550	17,579
Personal non-credit card	17,558	2,398	19,956	14,194	4,792	18,986
Commercial and other	255	—	255	354	—	354
Purchase accounting fair value adjustments	134	—	134	319	—	319

Average receivables	$120,889	$9,155	$130,044	$101,559	$22,247	$123,806
Average noninsurance investments	3,018	—	3,018	4,203	—	4,203
Other interest-earning assets	676	—	676	650	—	650

Average interest-earning assets	$124,583	$9,155	$133,738	$106,412	$22,247	$128,659
Net interest income as a percentage of average interest-earning assets	6.73%	9.74%	6.94%	7.33%	11.04%	7.97%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Selected Financial Ratios

	Three Months Ended			Twelve Months Ended

	12/31/05	9/30/05	12/31/04	12/31/05	12/31/04

	(dollars are in millions)
Return on Average Common Shareholder’s Equity:
Net income	$393	$281	$712	$1,772	$1,940
Dividends on preferred stock	(21)	(25)	(18)	(83)	(72)

Net income available to common shareholders	$372	$256	$694	$1,689	$1,868
Gain on bulk sale of private label receivables, after-tax	—	—	(423)	—	(423)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	—	—	121	—	121

Operating net income available to common shareholders	$372	$256	$392	$1,689	$1,566

Average common shareholder’s equity	$17,932	$16,973	$16,838	$16,936	$17,003

Return on average common shareholder’s equity	8.30%	6.03%	16.49%	9.97%	10.99%
Return on average common shareholder’s equity, operating basis	8.30	6.03	9.31	9.97	9.21

Return on Average Assets:
Net income	$393	$281	$712	$1,772	$1,940
Operating net income	393	281	410	1,772	1,638

Average assets:
Owned basis	$150,644	$141,765	$134,316	$139,800	$123,921
Serviced with limited recourse	5,757	7,779	18,602	9,155	22,247

Managed basis	$156,401	$149,544	$152,918	$148,955	$146,168
Return on average owned assets	1.04%	.79%	2.12%	1.27%	1.57%
Return on average owned assets, operating basis	1.04	.79	1.22	1.27	1.32
Return on average managed assets	1.01	.75	1.87	1.19	1.33
Return on average managed assets, operating basis	1.01	.75	1.07	1.19	1.12

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,433	$1,374	$1,349	$5,553	$5,189

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$3,332	$3,156	$3,728	$12,759	$12,463
Serviced with limited recourse	48	(23)	19	107	188

Managed basis	$3,380	$3,133	$3,747	$12,866	$12,651

Gain on bulk sale of private label receivables	—	—	(663)	—	(663)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios:
Owned basis	—	—	151	—	151
Managed basis	—	—	107	—	107
Net interest income and other revenues less policyholders’ benefits, excluding nonrecurring items:
Owned basis	$3,332	$3,156	$3,216	$12,759	$11,951
Serviced with limited recourse	48	(23)	(25)	107	144

Managed basis	$3,380	$3,133	$3,191	$12,866	$12,095

Owned basis efficiency ratio	43.01%	43.54%	36.19%	43.52%	41.64%
Owned basis efficiency ratio, operating basis	43.01	43.54	41.95	43.52	43.42
Managed basis efficiency ratio	42.40	43.86	36.00	43.16	41.02
Managed basis efficiency ratio, operating basis	42.40	43.86	42.28	43.16	42.90

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,431	$2,340	$2,551	$9,276	$10,257
Other revenues, excluding securitization related revenue as well as the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,193	1,185	1,786	4,686	4,810
Less: Net charge-offs	(1,163)	(1,052)	(1,502)	(4,361)	(5,674)

Risk adjusted revenue	$2,461	$2,473	$2,835	$9,601	$9,393
Gain on bulk sale of private label receivables	—	—	(663)	—	(663)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	—	—	309	—	309

Risk adjusted revenue, excluding nonrecurring items	$2,461	$2,473	$2,481	$9,601	$9,039

Average interest-earning assets	$144,545	$134,817	$135,380	$133,738	$128,659

Managed basis risk adjusted revenue	6.81%	7.34%	8.37%	7.18%	7.30%
Managed basis risk adjusted revenue, operating basis	6.81	7.34	7.32	7.18	7.03

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over
	Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
December 31, 2005
Owned:
First mortgage	$2	$21	8.41%	$—	$21	2.80%
Real estate secured	2,257	82,826	2.72	134	81,332	.66
Auto finance	250	10,704	2.34	89	10,420	3.42
MasterCard/ Visa	884	24,110	3.66	422	21,143	7.99
Private label	137	2,520	5.43	38	2,708	5.60
Personal non-credit card	1,836	19,545	9.40	361	19,023	7.59

Total	$5,366	$139,726	3.84%	$1,044	$134,647	3.10%

Serviced with Limited Recourse:
Real estate secured	$—	$—	—%	$—	$—	—%
Auto finance	79	1,192	6.63	40	1,351	11.84
MasterCard/ Visa	30	1,875	1.60	54	3,105	6.96
Personal non-credit card	125	1,007	12.41	25	1,301	7.69

Total	$234	$4,074	5.74%	$119	$5,757	8.27%

Managed:
First mortgage	$2	21	8.41%	$—	$21	2.80%
Real estate secured	2,257	82,826	2.72	134	81,332	.66
Auto finance	329	11,896	2.76	129	11,771	4.40
MasterCard/ Visa	914	25,985	3.52	476	24,248	7.85
Private label	137	2,520	5.43	38	2,708	5.60
Personal non-credit card	1,961	20,552	9.54	386	20,324	7.59

Total	$5,600	$143,800	3.89%	$1,163	$140,404	3.31%

September 30, 2005
Owned:
First mortgage	$1	$22	6.04%	$—	$23	—%
Real estate secured	1,961	78,130	2.51	140	74,369	.75
Auto finance	212	10,137	2.09	78	9,585	3.25
MasterCard/ Visa	846	18,974	4.46	288	18,442	6.24
Private label	145	2,777	5.22	38	2,840	5.35
Personal non-credit card	1,696	18,484	9.18	358	17,904	8.01

Total	$4,861	$128,524	3.78%	$902	$123,163	2.93%

Serviced with Limited Recourse:
Real estate secured	$—	$—	—%	$—	$—	—%
Auto finance	98	1,474	6.65	46	1,645	11.19
MasterCard/ Visa	87	3,615	2.41	56	4,094	5.47
Personal non-credit card	191	1,670	11.44	48	2,040	9.41

Total	$376	$6,759	5.56%	$150	$7,779	7.71%

Managed:
First mortgage	$1	$22	6.04%	$—	$23	—%
Real estate secured	1,961	78,130	2.51	140	74,369	.75
Auto finance	310	11,611	2.67	124	11,230	4.41
MasterCard/ Visa	933	22,589	4.13	344	22,536	6.11
Private label	145	2,777	5.22	38	2,840	5.35
Personal non-credit card	1,887	20,154	9.36	406	19,944	8.15

Total	$5,237	$135,283	3.87%	$1,052	$130,942	3.21%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
December 31, 2004 Owned:
First mortgage	$1	$26	5.04%	$—	$26	—%
Real estate secured	1,920	64,820	2.96	159	61,445	1.04
Auto finance	156	7,544	2.07	49	7,191	2.73
MasterCard/ Visa	714	14,635	4.88	275	13,009	8.44
Private label	141	3,411	4.13	328	14,349	9.16
Personal non-credit card	1,401	16,128	8.69	316	15,671	8.06

Total	$4,333	$106,564	4.07%	$1,127	$111,691	4.04%

Serviced with Limited Recourse:
Real estate secured	$10	$81	12.35%	$1	$98	4.08%
Auto finance	147	2,679	5.49	63	2,861	8.81
MasterCard/ Visa	170	7,583	2.24	125	8,212	6.09
Private label	—	—	—	83	3,509	9.46
Personal non-credit card	461	3,882	11.88	103	3,921	10.51

Total	$788	$14,225	5.54%	$375	$18,601	8.06%

Managed:
First mortgage	$1	$26	5.04%	$—	$26	—%
Real estate secured	1,930	64,901	2.97	160	61,543	1.04
Auto finance	303	10,223	2.96	112	10,052	4.47
MasterCard/ Visa	884	22,218	3.98	400	21,221	7.54
Private label	141	3,411	4.13	411	17,858	9.22
Personal non-credit card	1,862	20,010	9.30	419	19,592	8.55

Total	$5,121	$120,789	4.24%	$1,502	$130,292	4.61%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(Dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended December 31, 2005
Real estate charge-offs and REO expense	$158	$—	$158
Average real estate secured receivables	81,332	—	81,332

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.78%	—	.78%

Three months ended September 30, 2005
Real estate charge-offs and REO expense	$163	$—	$163
Average real estate secured receivables	74,369	—	74,369

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.88%	—	.88%

Three months ended December 31, 2004
Real estate charge-offs and REO expense	$179	$1	$180
Average real estate secured receivables	61,445	98	61,543

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.17%	—	1.17%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended December 31, 2005
Reserves for receivables at beginning of quarter	$4,220	$351	$4,571
Provision for credit losses	1,310	48	1,358
Charge-offs, net of recoveries	(1,044)	(119)	(1,163)
Other, net	35	(65)	(30)

Reserves for receivables at end of quarter	$4,521	$215	$4,736
Receivables	$139,913	$4,074	$143,987
Credit loss reserves as a percent of receivables	3.23%	5.28%	3.29%

Three months ended September 30, 2005
Reserves for receivables at beginning of quarter	$3,756	$525	$4,281
Provision for credit losses	1,361	(23)	1,338
Charge-offs, net of recoveries	(902)	(150)	(1,052)
Other, net	5	(1)	4

Reserves for receivables at end of quarter	$4,220	$351	$4,571
Receivables	$128,722	$6,759	$135,481
Credit loss reserves as a percent of receivables	3.28%	5.19%	3.37%

Three months ended December 31, 2004
Reserves for receivables at beginning of quarter	$3,953	$1,246	$5,199
Provision for credit losses	1,286	19	1,305
Charge-offs, net of recoveries	(1,127)	(375)	(1,502)
Other, net	(487)	—	(487)

Reserves for receivables at end of quarter	$3,625	$890	$4,515
Receivables	$106,855	$14,225	$121,080
Credit loss reserves as a percent of receivables	3.39%	6.26%	3.73%

Nonperforming Assets:
December 31, 2005
Nonaccrual receivables	$3,533	$176	$3,709
Accruing receivables 90 or more days delinquent	621	21	642
Renegotiated commercial loans	—	—	—

Total nonperforming receivables	4,154	197	4,351
Real estate owned	510	—	510

Total nonperforming assets	$4,664	$197	$4,861
Credit loss reserves as a percent of nonperforming receivables	108.8%	—	108.8%

September 30, 2005
Nonaccrual receivables	$3,273	$268	$3,541
Accruing receivables 90 or more days delinquent	563	41	604
Renegotiated commercial loans	—	—	—

Total nonperforming receivables	3,836	309	4,145
Real estate owned	462	—	462

Total nonperforming assets	$4,298	$309	$4,607
Credit loss reserves as a percent of nonperforming receivables	110.0%	—	110.3%

December 31, 2004
Nonaccrual receivables	$3,012	$546	$3,558
Accruing receivables 90 or more days delinquent	507	100	607
Renegotiated commercial loans	2	—	2

Total nonperforming receivables	3,521	646	4,167
Real estate owned	587	—	587

Total nonperforming assets	$4,108	$646	$4,754
Credit loss reserves as a percent of nonperforming receivables	103.0%	—	108.4%